Exhibit 99.1
1 Investor Presentation November 2022

Disclaimer

This investor presentation contains future oral and written statements of Shore Bancshares, Inc. (the "Company" or "SHBI") and its wholly-owned banking subsidiary, Shore United Bank, N.A. (the "Bank"), and its management, which may contain statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by references to a future period or periods or by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "will," should," "plan," and other similar terms or expressions. Forward-looking statements include but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our financial results for the third quarter of 2022, (ii) statements of plans, objectives and expectations of the Company or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company and the Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of the Company and the Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. For more information about these factors, please see our reports filed with or furnished to the Securities and Exchange Commission (the "SEC"), including the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Any forward-looking statements contained in this investor presentation are made as of the date hereof, and the Company undertakes no duty, and specifically disclaims any duty, to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This investor presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company. This investor presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Non-GAAP Financials

This investor presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company's reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.

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3 Management Team * Reference Appendix section for biographies Name Title/Function Entity Years in Banking Years with Company Lloyd L. “Scott” Beatty, Jr. President and Chief Executive Officer SHBI, Bank 31 18 Edward C. Allen EVP and Chief Financial Officer SHBI, Bank 45 11 Donna J. Stevens EVP and Chief Operating Officer SHBI, Bank 42 24 Charles E. Ruch, Jr. EVP and Chief Credit Officer Bank 45 16 Michael T. Cavey EVP and Chief Lending Officer Bank 37 7 Jennifer M. Joseph EVP and Chief Retail Officer Bank 36 6 Christa J. Heron EVP and Chief Risk Officer SHBI, Bank 35 1 Vance W. Adkins EVP and Treasurer SHBI, Bank 18 1 Totals 289 84

4 Financial Summary and Key Ratios Financial Ratio 12/31/21 YTD Ann. 9/30/22 Return on Average Assets (1) 0.95% 0.96% Return on Average Equity (1) 9.94% 9.33% Net Interest Margin 2.94% 3.09% Non - interest Income/Average Assets (2) 0.58% 0.67% Non - interest Expense/Average Assets (1),(2) 2.08% 2.26% Efficiency Ratio (Non - GAAP) (1),(3) 61.15% 61.80% Nonperforming Assets/Assets Excluding TDRs (4) 0.27% 0.26% Tangible Common Equity/Tangible Assets 8.25% 8.52% Return on Average Tangible Common Equity (1) 11.34% 11.63% ◼ Total Assets: $ 3.4 billion ◼ Gross Loans: $ 2.4 billion ◼ Total Deposits: $ 3.0 billion ◼ Total Shareholders’ Equity: $ 357.2 million ◼ Tangible Common Equity: $ 287.9 million ◼ Shares Outstanding (9/30/22) 19,857,774 ◼ Headquarters: Easton, Maryland (1) Excludes merger - related expenses and amortization of intangibles (2) Non - interest income and expense are annualized for comparative purposes (3) Non - interest expense (excluding merger - related expenses and amortizations of intangible assets) as a percentage of fully taxable net interest income and noninterest income (4) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans, accruing troubled debt restruct uri ngs and net other real estate and other assets owned Note: Financial information as of September 30, 2022 As of September 30, 2022

5 Locations SHORE BANCSHARES Headquarters 18 E. Dover St. Easton, MD 21601 BANKING Shore United Bank 18 E. Dover St. Easton, MD 21601 877.758.1600 ShoreUnitedBank.com LOAN PRODUCTION OFFICES Shore United Bank ◼ 102 Sleepy Hollow Drive, Suite 204 Middletown, DE 19709 ◼ 5291 Corporate Drive, Suite 202 Frederick, MD 21703 ◼ 6411 Ivy Lane, Suite 505 Greenbelt, MD 20770 ◼ 19716 Sea Air Ave #3 Rehoboth Beach, DE 19971 INVESTMENTS WYE Financial Partners ◼ 16 N. Washington Street Easton, MD 21601 ◼ 1101 Maiden Choice Ln, Baltimore, MD 21229 410.763.8543 WyeFinancialPartners.com 37 Locations 30 Branches 4 Loan Production Offices 2 Investment Offices 1 Headquarters

6 Strategic Direction ◼ Market Expansion ⚫ LPO’s and Strategic Branching – New Ocean City branch open & new Rehoboth branch announced ⚫ Acquire Banks in or Contiguous to our Existing Markets ◼ Operating Strategy ⚫ Drive Profitability ⚫ Emphasis on Core Deposits & Cost of Funds ⚫ Capitalize on New Market Opportunities & current market disruption ⚫ Increase Referrals ⚫ Diversify Loan Portfolio – Focus on consumer loan portfolio

7 Maryland Rank Share Branches Talbot 1 46.69% 4 Queen Anne’s 2 29.26% 5 Caroline 3 20.28% 2 Kent 4 10.71% 1 Anne Arundel 7 5.03% 7 Dorchester 7 5.78% 1 Worcester 11 1.76% 2 Howard 12 0.52% 1 Baltimore 14 0.83% 2 Delaware Rank Share Branches Kent 6 6.68% 4 Virginia Accomack 6 2.16% 1 Selected SHBI Market Highlights ◼ 2022 Median Household income for entire franchise is $94,082 in MD, $76,376 in DE, $84,251 in VA, vs. $72,465 for the US. ◼ Projected HH income increase (2022 - 2027) is 8.72% for MD, 12.56% for DE, and 10.00% for VA. ◼ Projected 5 - year population growth rate (2022 - 2027) in overall market = 4.24% for MD, 5.10% for DE, and 3.51% for VA ◼ SHBI deposit market rank/share by county (2022):

Deposit Market Share: SHBI Markets

Shore Bancshares

Market Rank	Local Rank	Ticker	Company Name	City (HQ)	HQ State	Branches 2022	Total Deposits 2022 ($000)	'22 Market Share (%)
1	–	BAC	Bank of America Corp.	Charlotte	NC	48	12,913,241	19.5%
2	–	MTB	M&T Bank Corp.	Buffalo	NY	71	10,166,059	15.3%
3	–	TFC	Truist Financial Corp.	Charlotte	NC	45	6,967,239	10.5%
4	–	PNC	PNC Financial Services Group Inc.	Pittsburgh	PA	68	6,952,798	10.5%
5	–	WFC	Wells Fargo & Co.	San Francisco	CA	30	5,360,770	8.1%
6	**1**	**SHBI**	**Shore Bancshares, Inc.**	**Easton**	**MD**	**30**	**3,025,617**	**4.6%**
7	–	FNB	F.N.B. Corp	Pittsburgh	PA	19	2,761,075	4.2%
8	2	–	Capital Funding Bancorp Inc.	Baltimore	MD	1	2,708,210	4.1%
9	–	COF	Capital One Financial	McLean	VA	6	2,139,292	3.2%
10	3	SASR	Sandy Spring Bancorp Inc.	Olney	MD	10	2,082,192	3.1%
11	–	FULT	Fulton Financial Corp.	Lancaster	PA	8	1,096,358	1.7%
12	–	WSFS	WSFS Financial Corp.	Wilmington	DE	6	939,862	1.4%
13	4	–	Rosedale Federal Savings & Loan Assoc.	Baltimore	MD	11	834,465	1.3%
14	5	–	Calvin B. Taylor Bankshares Inc.	Berlin	MD	12	769,857	1.2%
15	6	–	Queenstown Bancorp of Maryland Inc.	Queenstown	MD	8	605,665	0.9%
16	–	–	The Toronto-Dominion Bank	Toronto	–	5	601,221	0.9%
17	7	BVFL	BV Financial Inc.	Baltimore	MD	11	600,115	0.9%
18	–	WSBC	WesBanco Inc.	Wheeling	WV	9	535,731	0.8%
19	8	–	Bank of Ocean City	Ocean City	MD	4	515,176	0.8%
20	9	–	PSB Holding Corp.	Preston	MD	8	472,831	0.7%
			Other Market Participants (27)			87	4,300,767	6.3%
Total						**497**	**66,348,541**	**100.00%**

NOTE: SHBI Market defined as Maryland Counties of Kent, Anne Arundel, Queen Anne's, Talbot, Caroline, Dorchester, Baltimore, Howard, Worcester, Kent County, Delaware; and Accomack County, VA.
SOURCE: SNL Analysis as of October 31, 2022

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9 Total Deposits ($M) Total Assets ($M) Total Gross Loans Held for Investment ($M) NCOs / Avg. Loans Targeted, Organic Balance Sheet Growth Source: S&P Global Market Intelligence; Company documents $1,341 $1,701 $3,026 $3,015 Core (Net recoveries) $1,249 $1,454 $2,119 $2,402 Cannabis industry

10 Income Statement (Quarterly) Dollar Value in Thousands 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Interest and Fees on Loans $20,564 $22,085 $23,452 $25,924 Other Interest Income 1,832 2,239 3,218 4,652 Interest Income 22,396 24,324 26,670 30,576 Interest on Deposits 1,272 1,358 1,511 2,561 Interest on Borrowings 485 536 541 700 Interest Expense 1,757 1,894 2,052 3,261 Net Interest Income 20,639 22,430 24,618 27,315 Provision for Loan Losses (1,723) 600 200 675 Service Charges on Deposits 1,234 1,359 1,438 1,509 Trust and Investment Fee Income 522 514 447 421 Other Noninterest Income 3,373 4,173 3,948 3,414 Total Noninterest Income 5,129 6,046 5,833 5,344 Salaries, and Wages 7,727 9,562 8,898 8,562 Employee Benefits 2,271 2,662 2,269 2,191 Occupancy, Furniture and Equipment 1,648 1,996 1,896 2,029 Data Processing 1,487 1,607 1,668 1,759 Legal and Professional 150 637 811 756 Other Expenses 10,214 3,868 4,552 3,602 Total Noninterest Expense 23,497 20,332 20,094 18,899 Net Income Before Taxes 3,994 7,544 10,157 13,085 Provisions for Taxes 1,271 1,931 2,658 3,427 Net Income (GAAP) $2,723 (2) $5,613 (3) $7,499 (4) $9,658 (5) (1) Includes merger related expense of $538 thousand. Net income excluding these expenses would’ve been $5,014 for the third quar ter of 2021. (2) Includes merger related expense of $7.6 million. Net income excluding these expenses would’ve been $7,915 for the fourth quar ter of 2021. (3) Includes merger related expense of $730 thousand. Net income excluding these expenses would’ve been $6,156 for the first quar ter of 2022. (4) Includes merger related expense of $241 thousand. Net income excluding these expenses would’ve been $7,674 for the second qua rte r of 2022. (5) Includes merger related expense of $159 thousand. Net income excluding these expenses would’ve been $9,775 for the third quar ter of 2022. Source: S&P Global Market Intelligence; Company documents

11 (Dollar Value in Thousands) As of September 30, 2022 Loan Type Balance % of Total Construction $230,119 9.6% 1 - 4 family residential 87,924 CRE Lot Loans 26,774 Land Development 37,373 Commercial Const Non 1 - 4 Family 59,758 Consumer RE Lot Loans 18,290 Residential Real Estate 758,063 31.5% Secured by 1 - 4 family - revolving 66,561 Secured by 1 - 4 family - closed end 447,870 Secured by multifamily residential 76,797 Mortgage division 166,835 Commercial Real Estate 1,023,253 42.6% Secured by farmland 27,952 Secured by owner - occupied 321,466 Secured by other 673,835 Commercial 160,430 6.7% Commercial and industrial loans 160,139 PPP Loans (SBA) 291 Consumer 230,018 9.6% Classic Auto 70,937 Boats 146,800 Other 12,281 Total $2,401,883 100.0% Concentrations as a percentage of total capital as of September 30, 2022 : ◼ CRE Concentration Ratio = 288.8% ◼ Construction Concentration Ratio = 67.3% Commercial 6.7% Consumer 9.6% Construction 9.6% Residential Real Estate 31.5% Commercial Real Estate 42.6% Loan Portfolio $2,401.9 mm

12 Dollar Values in Thousands 12/31/2020 12/31/2021 9/30/2022 Non - performing Assets Nonaccrual Loans $5,455 $2,004 $1,952 90+ or More Days Past Due 804 508 831 Other Real Estate Owned -- 532 197 Total Non - Performing Assets $6,259 $3,044 $2,980 Performing TDRs $6,997 $5,667 $4,458 Total NPAs + TDRs $13,256 $8,711 $7,438 NPAs / Assets (%) 0.32 0.09 0.09 NPAs + TDRS / Assets (%) 0.68 0.25 0.22 Average rate on performing TDRs 4.34 4.35 4.24 Reserves Loan Loss Reserve $13,888 $13,944 $16,277 Reserves / Gross Loans (%) 0.95 (1) 0.66 (1) 0.68 (1) Reserves / Gross Loans (%) 1.09 (2) 0.93 (2) 0.84 (2) Reserves / NPLs (%) 254.59 695.81 833.86 Reserves / NPLs+TDRs (%) 104.77 160.07 218.84 Net Charge - offs Net Charge - Offs (Recoveries) $519 $(414) $(858) Credit Quality Statistics 1) Includes purchased loans from Northwest and Severn and includes PPP loans 2) Excludes PPP loans and purchased loans from Northwest and Severn

13 (Dollars in thousands) Amortized Cost Gross Unrealized Gains/(Losses) Estimated Fair Value September 30, 2022 Available - for - sale securities: U.S. Government Agencies $22,066 $(3,752) $18,314 Mortgage - backed 75,719 (9,563) 66,156 Other Debt Securities 2,020 (143) 1,877 Total $99,805 $(13,458) $86,347 Held - to - maturity securities: U.S Government Agencies $148,207 $(13,861) $134,346 Mortgage - backed 410,705 (55,042) 355,663 States and Political Subdivisions 807 (24) 783 Other Debt Securities 11,000 (647) 10,353 Total $570,719 $(69,574) $501,145 Equity Securities 1,367 (145) 1,222 Total Securities $671,891 $588,714 Average Yield 1.79% Average Duration 6.1 Years Securities Portfolio

14 (Dollar Value in Thousands) September 30, 2022 Deposit Type Balance % of Total Average Rate (%) Noninterest Bearing Demand 893,808 29.6 0.00 Interest Bearing Demand 649,930 21.6 0.35 Money Market & Savings 1,042,176 34.6 0.26 CDs $100,000 or more 218,731 7.2 0.50 Other Time 210,667 7.0 0.54 Total Deposits 3,015,312 100.0 0.24 Total Cost of Interest - Bearing Deposits 0.34 Total Cost of Funds (Including Borrowings) (1) 0.31 Noninterest Bearing Demand 29.6% Interest Bearing Demand 21.6% Money Market & Savings 34.6% CDs $100k or more 7.2% Other Time 7.0% $3.015 mm Attractive Deposit Base (Bank Only) Deposit Type (1) Includes Non - interest bearing deposits

15 Capital Ratios (Bank Only) 9.73% 9.48% 9.59% 13.21% 13.90% 13.05% 13.21% 13.90% 13.05% 14.25% 14.55% 13.71% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% YE 2020 YE 2021 9/30/2022 Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio2 Total Risk-Based Capital Ratio

16 Compelling Investment Considerations ◼ Excellent Cost of Funds ◼ Strategic plan positioned for organic growth and acquisitions ◼ Focused on creating sustainable competitive advantages ◼ Strengthened noninterest revenue sources ◼ Driving a sales culture with both a commercial and retail focus while maintaining our credit discipline

17 APPENDIX Appendix

SHBI Management Team

Talent, depth, unique skills

- Lloyd L. "Scott" Beatty, Jr., 70, CPA, President & CEO of Shore Bancshares, Inc. since June 2013, Director of SHBI since December 2000, Director of Shore United Bank (formerly the Talbot Bank and CNB) since 1992. COO from 2006 until 2012 and named President and COO in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.
- Edward C. Allen, 74, Executive Vice President & Chief Financial Officer Shore Bancshares, Inc. and of Shore United Bank since June 2016. Prior to that he was President & CEO of CNB, a Shore Bancshares affiliate for two years. Mr. Allen is a career banker with 45 years experience in community banks.
- Donna J. Stevens, 60, Executive Vice President & Chief Operating Officer of Shore Bancshares, Inc. since July 2015 and Shore United Bank since July 2016. She has been employed by the Company in various officer capacities since 1997, including Senior Vice President, and Senior Operations and Compliance Officer of CNB. Ms. Stevens is a graduate of Maryland Banking School and ABA Stonier Graduate School of Banking.
- Charles E. Ruch Jr., 63, Executive Vice President and Chief Credit Officer of Shore United Bank (formerly CNB) since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Bank. Joined AB&T as a commercial lender in 1987 and was AB&T's Senior Commercial Lender for 10 years. Graduated from the University of Maryland in 1983.
- Michael T. Cavey, 65, Executive Vice President and Chief Lending Officer of Shore United Bank (formerly the Talbot Bank) joined the bank in 2014 as a Senior Vice President and Commercial Sales Manager. Prior to his employment in 2014 with The Talbot Bank, Mr. Cavey worked for Howard Bank as a Senior Vice President and Regional Executive for Howard and Anne Arundel Counties for five years. Prior to his position at Howard Bank, Mr. Cavey held a Senior Vice President and Commercial Team Leader positions at Sandy Spring Bank and M& T Bank. Mr. Cavey received his Bachelor of Science degree from Duke University.
- Jennifer M. Joseph, 54, Executive Vice President and Chief Retail Officer of Shore United Bank since November 2016. Prior to her employment, Mrs. Joseph served as the Market Executive of PNC Bank, N.A. from 2011 to 2015. Mrs. Joseph entered into banking in 1986, holding various retail and lending positions, including Business Banking Sales Manager. She is a graduate of ABA Stonier Graduate School of Banking and CBA Graduate School of Retail Bank Management.
- W. David Morse, 61, Executive Vice President, General Counsel & Assistant Secretary of Shore Bancshares, Inc. and Shore United Bank (formerly the Talbot Bank) has served as Secretary and General Counsel for the Company since 2008. He began employment with Talbot Bank in 1991. He received his Juris Doctorate from the University of Baltimore and his Bachelor of Arts degree from High Point College, NC.

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SHBI Management Team (continued)

Shore Bancshares

Talent, depth, unique skills

- Vance W. Adkins, 42, CPA, CGMA, Executive Vice President & Treasurer since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. He has over 15 years of experience in the financial services industry. Previously, he was Chief Financial Officer with Severn Bank in Annapolis, Maryland from 2019 to 2021. Prior to joining Severn Bank, he worked with various commercial banks including American National Bank & Trust Company and HomeTown Bank. Mr. Adkins received both his Bachelor of Science in Accounting and his Masters of Science, Accounting & Information Systems from Virginia Polytechnic Institute and State University.

- Andrea E. Colender, 58, Executive Vice President, Chief Legal Officer & Secretary since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. Prior to joining the Company, Ms. Colender served as General Counsel to Severn Bancorp and Severn Bank beginning in March 2009. She was later appointed to act as Corporate Secretary. Ms. Colender graduated from the University of Maryland School of Law with honors in 1988. Ms. Colender received her B.A. from New College, University of South Florida, in 1985.

- Christa J. Heron, 55, Executive Vice President & Chief Risk Officer since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. Prior to joining the Company, Ms. Heron served in several capacities at Severn Bank including Chief Risk Officer from 2019 to 2021. Her career has spanned over thirty-five years where she started as a Teller and progressed through a variety of departments and leadership positions. She obtained an Associate of Arts Degree from Anne Arundel Community College in 1989 and Certified Regulatory Compliance Manager (CRCM) designation from the Institute of Certified Bankers in 2016.

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20 Dollar Values in Thousands 2019 2020 2021 9/30/2022 Assets Cash and Cash Equivalents $94,971 $186,917 $583,613 $163,306 Available for Sale Securities 122,791 139,568 116,982 86,347 Other Securities 14,318 70,727 410,125 581,835 Total Cash & Securities 232,080 397,212 1,110,720 831,488 Loans Held for Sale – – 37,749 8,342 Total Loans Held for Investment 1,248,654 1,454,256 2,119,175 2,401,883 Loan Loss Reserve (10,507) (13,888) (13,944) (16,277) Total Net Loans Held for Investment 1,238,147 1,440,368 2,105,231 2,385,606 Goodwill and Other Intangibles 19,770 19,237 70,956 69,288 Total Other Assets 69,238 76,498 135,480 152,080 Total Assets $1,559,235 $1,933,315 $3,460,136 $3,446,804 Liabilities Deposits $1,341,334 $1,700,705 $3,026,236 $3,015,312 FHLB Borrowings 15,000 -- 10,135 10,013 Senior Debt 6,018 1,050 4,143 -- Subordinated Debt – 24,429 42,762 42,995 Other Liabilities 4,081 12,112 26,167 21,263 Total Liabilities $1,366,433 $1,738,296 $3,109,443 $3,089,583 Equity Total Equity $192,802 $195,019 $350,693 $357,221 Total Liabilities & Shareholder's Equity $1,559,235 $1,933,315 $3,460,136 $3,446,804 Consolidated Historical Balance Sheet Source: S&P Global Market Intelligence and Company documents

Consolidated Historical Income Statement

Shore Bancshares

Dollar Values in Thousands	2019	2020	2021	9/30/2022 YTD
Interest and Fees on Loans	$55,391	$56,420	$64,795	$71,458
Other Interest Income	4,376	3,257	5,374	10,108
Interest Income	**$59,767**	**$59,677**	**$70,169**	**$81,566**
Interest on Deposits	$8,726	$6,440	$4,461	$5,429
Interest on Borrowings	910	640	1,578	1,778
Interest Expense	**$9,636**	**$7,080**	**$6,039**	**$7,207**
Net Interest Income	**$50,131**	**$52,597**	**$64,130**	**$74,359**
Provision for Loan Losses	700	3,900	(358)	$1,475
Service Charges on Deposits	3,910	2,839	3,396	4,306
Trust and Investment Fee Income	1,522	1,558	1,881	1,383
Other noninterest income	4,588	6,352	8,221	11,535
Total Noninterest Income	**$10,020**	**$10,749**	**$13,498**	**$17,224**
Salaries and Wages	$15,413	$14,935	$21,222	$27,022
Employee Benefits	5,283	6,461	7,262	7,122
Occupancy, Furniture and Equipment	3,865	4,143	5,243	5,918
Data Processing	3,790	4,288	5,001	5,034
Legal and Professional	2,223	2,296	1,742	2,204
Other Expenses	6,983	6,276	16,336	12,023
Total Noninterest Expense	**$37,557**	**$38,399**	**$56,806**	**$59,323**
Net Income Before Taxes	$21,894	$21,047	$21,180	$30,785
Provision for Taxes	5,610	5,317	5,812	8,016
Net Income from Continuing Operations	**$16,284**	**$15,730**	**$15,368**	**$22,769**
(Loss) Income from Discontinued Operations	$(113)	--	--	–
Gain on Sale of Insurance Agency	--	–	–	–
Income (Tax) on Benefit Expense	27	--	--	–
Net Income (GAAP)	**$16,198**	**$15,730**	**$15,368** (1)	**$22,769**(2)

(1) Includes merger related expenses of $8.5 million. Net income excluding these expenses would've been $21,557 for 2021.
(2) Includes merger related expenses of $1.1 million. Net income excluding these expenses would've been $23,617 for the first nine months of 2022.

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